UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 23, 2011

Viad Corp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1850 N. Central Avenue, Suite 800, Phoenix, Arizona		85004-4545
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(602) 207-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2011, the Human Resources Committee of the Board of Directors of Viad Corp (the "Company") modified the form of the Restricted Stock Agreement (five-year cliff vesting) for executives, the Restricted Stock Agreement (three-year cliff vesting) for executives, the Restricted Stock Units Agreement, and the Performance Unit Agreement, pursuant to the 2007 Viad Corp Omnibus Incentive Plan. The modification provided that upon termination of employment, the executive will forfeit vesting of the stock or units, as the case may be, if the executive does not sign the Company’s separation and release agreement, upon the Company’s request. A copy of the form of the Restricted Stock Agreement (five-year cliff vesting) for executives, the Restricted Stock Agreement (three-year cliff vesting) for executives, the Restricted Stock Units Agreement and the Performance Unit Agreement, effective as of March 23, 2011, are attached hereto as Exhibits 10.A, 10.B, 10.C and 10.D, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.A - Copy of form of Restricted Stock Agreement – Executives (five-year cliff vesting), effective as of March 23, 2011, pursuant to the 2007 Viad Corp Omnibus Incentive Plan.
10.B - Copy of form of Restricted Stock Agreement – Executives (three-year cliff vesting), effective as of March 23, 2011, pursuant to the 2007 Viad Corp Omnibus Incentive Plan.
10.C - Copy of form of Restricted Stock Units Agreement, effective as of March 23, 2011, pursuant to the 2007 Viad Corp Omnibus Incentive Plan.
10.D - Copy of form of Performance Unit Agreement, effective as of March 23, 2011, pursuant to the 2007 Viad Corp Omnibus Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viad Corp

March 29, 2011	By:	G. Michael Latta

Name: G. Michael Latta
Title: Chief Accounting Officer - Controller

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Exhibit Index

Exhibit No.	Description

10.A	Copy of form of Restricted Stock Agreement – Executives (five-year cliff vesting), effective as of March 23, 2011, pursuant to the 2007 Viad Corp Omnibus Incentive Plan
10.B	Copy of form of Restricted Stock Agreement – Executives (three-year cliff vesting), effective as of March 23, 2011, pursuant to the 2007 Viad Corp Omnibus Incentive Plan
10.C	Copy of form of Restricted Stock Units Agreement, effective as of March 23, 2011, pursuant to the 2007 Viad Corp Omnibus Incentive Plan
10.D	Copy of form of Performance Unit Agreement, effective as of March 23, 2011, pursuant to the 2007 Viad Corp Omnibus Incentive Plan